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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 26, 2000


                      Greenwich Capital Acceptance, Inc.
            (Exact Name of Registrant as Specified in its Charter)



Delaware                            333-90547                06-1199884
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                                 06830
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(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (203) 622-2700

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events
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     Filing of Structural Term Sheets
     --------------------------------

     In connection with the offering of HSBC Mortgage Loan Trust 2000-HSBC1 Mortgage Pass-Through Certificates, Series 2000-HSBC1, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Structural Term Sheets") for distribution to its prospective investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Structural Term Sheets.

     The Structural Terms Sheets are attached hereto as Exhibit 99.1. These Structural Term Sheets supersede any prior structural information which may have been previously filed with the Securities and Exchange Commission.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

          99.1   Structural Term Sheets.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENWICH CAPITAL ACCEPTANCE, INC.



                                     By: /s/ John Graham
                                         ------------------------------------
                                         Name:   John Graham
                                         Title:  Vice President



Dated:  October 27, 2000

                                 EXHIBIT INDEX
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Exhibit No.                           Description
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99.1                                  Structural Term Sheets